0 Deutsche Bank Investor Presentation May 29, 2013

1 Forward-Looking Statements / Non-GAAP Financial Measures Forward-Looking Statements During the course of this presentation, we may make forward-looking statements or provide forward- looking information. All statements that address expectations or projections about the future are forward-looking statements. Some of these statements include words such as “expects,” “anticipates,” “believes,” “estimates,” “plans,” “intends,” “projects,” and “indicates.” Although they reflect our current expectations, these statements are not guarantees of future performance, but involve a number of risks, uncertainties, and assumptions which are difficult to predict. Some of the factors that may cause actual outcomes and results to differ materially from those expressed in, or implied by, the forward- looking statements include, but are not necessarily limited to, general economic conditions, competitive pressures, the commodity nature of the company’s products and their price movements, raw material costs and availability, and the ability to retain key employees. The Company does not undertake to update any forward-looking statements as a result of future developments or new information. Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures, including EBITDA and Adjusted EBITDA, designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. Our non-GAAP financial measures are not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the metrics of calculation. For a reconciliation of net income (loss) to EBITDA and Adjusted EBITDA and segment income (loss) to segment EBITDA and Adjusted EBITDA, see the Appendix to this presentation.

2 Presenters Tom Carlile Chief Executive Officer and Director • Started with Boise in 1973 • Chief Executive Officer and Director since August 2009 Wayne Rancourt Senior Vice President, Chief Financial Officer and Treasurer • Started with Boise in 1983 • Senior Vice President, Chief Financial Officer and Treasurer since August 2009

Boise Cascade

The New Boise Cascade

2004
- MDP purchased Timberlands, Paper & Packaging, Wood Products and BMD from OfficeMax for $3.8 bn

2005
- Sold Timberlands for $1.6 bn

2007
- Expanded distribution footprint

2008
- Sold Paper & Packaging to Boise Inc. (BZ)
- $1.4 bn debt reduction
- Sold Brazil operations for $46 mm

2009
- Sold $83 mm BZ stock
- Acquired Pilot Rock, OR sawmill

2010
- Sold $86 mm BZ stock

2011
- Acquired Homedale, ID glulam beam plant
- Continued distribution footprint expansion

2012
- Refinancing with $250 mm of senior notes
- Acquired Arden, WA sawmill

2013
- IPO of 31.3%
- Net proceeds $263 mm

Today

Streamlined manufacturing and distribution business with significant liquidity

Returning to the public equity markets as a more focused company

3

4 Company at a Glance 2012 Sales (1) : $2,779 million 2012 EBITDA (2) : $96.6 million (1) Segment percentages are calculated before intersegment eliminations. (2) Segment percentages exclude Corporate and Other segment expenses. 29% • Large, vertically-integrated building products company operating through two segments: • Wood Products (“Manufacturing”) • Building Materials Distribution (“BMD”) • Leading market positions across portfolio • Widespread operations - 49 facilities in North America • Products primarily used in: • New home construction, repair and remodel, and certain industrial applications • Broad base of more than 4,500 customers • Significant available capacity across Company to capitalize on housing recovery

5 Investment Highlights Leadership Positions in Wood Products Manufacturing and Building Materials Distribution on a National Scale Distinctive Competence in Managing Vertical Integration to Create Value Low-Cost Manufacturing and Distribution Footprint Driven by Significant Capital Investment and Restructuring Well Positioned for Growth as the Housing Market Recovers Experienced Management with Track Record of Cost Discipline and Growth

Boise Cascade

Leadership Positions in Building Products

- #2 in Engineered Wood Products ("EWP") in North America
- #2 in Plywood in North America
- One of the largest stocking wholesale distributors of building products in the U.S.



WA
OR
CA
ID
NV
UT
AZ
MT
WY
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MS
MI
IN
KY
TN
AL
OH
GA
FL
SC
NC
VA
WV
PA
NY
ME
VT
NH
MA
CT
RI
NJ
DE
MD
DC
Headquarters
EWP Manufacturing Facilities (9)
Other Wood Products Manufacturing Facilities (8)
Building Materials Distribution ("BMD") Facilities (31)
Truss Manufacturing Plant (1)

6

7 Vertical Integration Drives Value Proposition • Manufacturing has superior access to the market through committed distributor • BMD benefits from committed manufacturing partnership • Joint service offerings provide unique and significant value to customers • On Manufacturing sales through BMD, we capture the EBITDA margin at both levels Building Materials Distribution (“BMD”) Execution of Vertical Integration is Key Driver of Success Wood Products (“Manufacturing”)

8 Low Cost Manufacturing Footprint (1) Reopened LaGrande, OR sawmill on a limited basis in 2011. Results of Initiatives Key Cost Improvement Initiatives Closures Sold Curtailments Acquisitions Investments Process Improvements 6 high-cost facilities Cut production at a high-cost facility 2 sawmills, 1 glulam plant 4 dryer projects Focus on highest impact non-capital projects High-cost Brazilian veneer facility 2006 2012% Δ Employees (Manufacturing) 3,810 2,874 (25%) Locations 20 17 (15%) LVL Capacity (MM ft 3 ) 27.5 27.5 0% Plywood Capacity (MM ft 2 ) 1,600 1,630 2% Maintained capacity while lowering costs through downturn (1)

9 Significant Investments Throughout Downturn Capital Expenditures(1) Key Investments Since 2006 Wood Products • Internal veneer production to grow EWP – four dryer projects • Improved cost position within key wood basket – acquired two sawmills and a laminated beam plant Building Materials Distribution • Expanded 19 facilities in existing geographies • Added two locations • Significant product line expansions (1) Excludes acquisitions. Medford Dryer BMD Warehouse

10 Restructuring During Downturn Positioned Us For Earnings Growth (1) Periods prior to 2009 adjusted to exclude paper and packaging assets sold in February 2008. Adjusted EBITDA and Housing Starts(1) ($ in millions) Despite 42% lower housing start levels, 2012 EBITDA was above 2007

11 Quarterly BCC WP Realization vs. RL Composite Indexes

Wood Products Overview

13 • Market leading positions across portfolio • #2 EWP producer in North America • #2 plywood producer in North America • Leading producer of Ponderosa Pine lumber • Products used primarily in new residential construction, repair and remodel, and light commercial construction • Vertically-integrated from logs to distribution • Allows for optimization and reliable supply • Long-term wood supply agreements • Accounts for ~40% of log consumption Wood Products Overview 44% 9% 4% Segment Description Sales by Product (2012) 32% 503% Sales EBITDA ($ in millions)

14 Building Method Trends Favor EWP EWP primarily used in new residential construction • Increased use in residential construction • Stronger and longer than lumber • Fewer pieces used • Open rooms and taller walls • Lower installed cost • Reduced need for skilled labor • Simplified mechanical runs • Consistent, high-quality products result in fewer builder call-backs LVL Light Duty Header LVL Wall Framing LVL Beam Glulam LVL Window & Door Header Rimboard I-Joists Stair Stringer

15 Veneer Focused Converter with Superior Market Access EWP Veneer Plywood Lumber Pulp Mills Particleboard Building Materials Distribution Independent Wholesalers Retail Lumberyards (Pro Dealers) Home Improvement Centers Industrial Converters Third-Party Building Products Wood Products

16 Vertical Integration Drives Market Share Gains Leveraging Unique Market Access . . . . . . To Grow EWP Sales Per Start (EWP Sales to Distribution) (MMft 3) (MMelf 2)

17 Housing Starts (mm): 1.801 1.355 0.906 0.554 0.587 0.609 0.780 0.963 Clear Path to Growth in Wood Products Boise LVL Press Utilization Boise LVL Sales Volume and Pricing Significant excess LVL capacity to meet growing demand

18 Source: RISI. (Billion square ft. 3/8-inch basis) Favorable Plywood Industry Dynamics Industry Plywood Demand

19 Significant Progress During Downturn Wood Products Key Financials Composite Production Per Man Hour (Plywood & Veneer) (Indexed to 2007) ($ in millions) Cost reductions through downturn provide significant operating leverage as demand improves

20 Growth Strategies • Leverage Distribution relationship to drive returns • Continue to lower production costs • Optimize veneer utilization between EWP and plywood operations • Increase veneer production to support profitable growth • Reinvest to enhance competitive position • Pursue opportunistic EWP acquisitions

Building Materials Distribution Overview

22 Building Materials Distribution Overview 38% • One of largest U.S. wholesale building products distributors with 31 facilities • Broad product line • 3.8 million square feet of warehouse space • 1,000 – 3,000 SKUs per location • ~75% new residential / ~25% repair & remodel, and industrial and other • More than 1,000 third-party suppliers • Markets primarily to retail lumberyards and home improvement centers • Many competitors are specialized or local distributors with narrow product ranges Segment Description Sales by Product (2012) • Siding • Metal Products • Insulation • Roofing • Composite Decking • Plywood • OSB • Framing Lumber Sales EBITDA 23% 217% ($ in millions)

23 Local Market Focus Supported by National Footprint Local Branch Driven Market Response Sales/Marketing & Product Pricing Customer Relations Local Credit & Collections Logistics Management Product & Inventory Management Operations Oversight National Account Management National Vendor Relations Centralized Accounting & Information Technology Human Resources Credit Policy Payroll & Benefit Management With Cost Efficiency and Capability of National Scale Suppliers Customers (31 Facilities) (Division-level)

24 Independent Pro Dealers Pro Dealer Chains Industrial / Other Home Centers Key Suppliers National Distribution Platform 53% 21% 16% 10% Key Customers Customer Sales Breakdown National platform supports blue chip customer base and leading manufacturers

25 Growth Strategies Well Positioned to Grow Distribution • Grow in existing geographic markets/branches • Leverage advantages of national scale • Opportunistically expand into adjacent markets Source: U.S. Census Bureau and Blue Chip Economic Indicators. (1) Represents approximate warehouse square footage at December 2012. BMD Sales per U.S. Start and Gross Margin Significant Available Capacity Housing Starts (mm): 2.068 1.801 1.355 0.906 0.554 0.587 0.609 0.780 46% 65% Acres Warehouse Sq. Ft. (Millions) (1) Ample capacity and increased market penetration provide significant operating leverage in BMD

Financial Summary

27 Focused on Creating Shareholder Value • Compelling performance through cycle • Cost reduction • Improved quality of operations • Disciplined capital spending • Bolt-on acquisitions • Significant capacity available for growth • Focused on driving return on invested capital • Strong balance sheet, liquidity and maturity profile

28 Historical Financial Summary (1) Periods prior to 2009 adjusted to exclude paper and packaging assets sold in February 2008. Sales(1) Adjusted EBITDA(1) ($ in millions) ($ in millions) $3,795 $3,886 $3,667 $3,200 $2,637 $1,973 $2,241 $2,248 $2,779 2004 2005 2006 2007 2008 2009 2010 2011 2012 $301 $236 $134 $93 ($14) ($42) $17 $9 $97 2.068 0.554 - 0.500 1.000 1.500 2.000 2.500 ($50) $0 $50 $100 $150 $200 $250 $300 2004 2005 2006 2007 2008 2009 2010 2011 2012 Housing Starts

29 Substantial Flexibility for Growth • Distributed $225 million to parent in late December 2012 • IPO proceeds restored cash balance and improved flexibility • Target total leverage of 2.5-3.0x • No near-term maturities • Upsized bank credit agreement to $300 million • Liquidity to fund strong organic growth and acquisitions Well positioned to capitalize on the recovery with minimal net leverage and ample liquidity Balance Sheet (period ending) ($ in millions) 2012 Q1-2013 Cash $55 $234 $300mm ABL due 2016 $25 $0 Notes due 2020 $250 $250 Total Debt $275 $250 Total Debt / EBITDA 2.9x Net Debt / EBITDA 2.3x

30 Investment Highlights Leadership Positions in Wood Products Manufacturing and Building Materials Distribution on a National Scale Distinctive Competence in Managing Vertical Integration to Create Value Low-Cost Manufacturing and Distribution Footprint Driven by Significant Capital Investment and Restructuring Well Positioned for Growth as the Housing Market Recovers Experienced Management with Track Record of Cost Discipline and Growth

Appendix

32 Annual Financial Metrics Historical Financial Performance Note: Dollars in millions. Quarterly Financial Metrics 2011 2012 2013 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Building Materials Distribution $378 $471 $501 $429 $451 $581 $605 $553 $581 Wood Products 155 182 195 180 211 242 260 230 269 Eliminations & Other (49) (64) (68) (62) (76) (89) (100) (89) (105) Total Sales $483 $589 $628 $548 $587 $733 $765 $694 $745 Building Materials Distribution ($3) $3 $8 $1 $1 $11 $13 $8 $10 Wood Products (0) 4 7 2 17 22 29 13 27 Unallocated Corporate (3) (4) (5) (3) (4) (4) (4) (4) (4) Total Adjusted EBITDA ($6) $4 $11 $1 $15 $28 $37 $17 $33 Year Ended December 31, 2009 2010 2011 2012 Building Materials Distribution $1,610 $1,778 $1,779 $2,190 Wood Products 551 687 712 943 Eliminations & Other (187) (225) (244) (354) Total Sales $1,973 $2,241 $2,248 $2,779 il i g aterials istri ti $15 $15 $10 $33 Pr cts (44) 18 13 80 Unallocated Corporate (13) (16) (14) (17) T tal Adjusted EBITDA ($42) $17 $9 $97

Boise Cascade

Total Company EBITDA Reconciliation

EBITDA represents income (loss) before interest (interest expense and interest income), income taxes, and depreciation and amortization. Adjusted EBITDA represents EBITDA as further adjusted to exclude certain special items. The following table reconciles net income (loss) to EBITDA and Adjusted EBITDA.

	Year Ended December 31								
	2004	2005	2006	2007	2008	2009	2010	2011	2012
Net income (loss)	$94.2	$121.4	$71.6	$127.7	($63.0)	($98.5)	($33.3)	($46.4)	$41.5
Interest expense	94.3	166.3	112.4	96.8	34.3	22.5	21.0	19.0	21.8
Interest income	(2.6)	(3.4)	(3.8)	(4.1)	(4.9)	(0.9)	(0.8)	(0.4)	(0.4)
Change in fair value of interest rate swaps	-	(9.9)	-	(3.7)	6.3	-	-	-	
Income tax provision	47.7	(2.1)	3.6	8.0	0.5	0.7	0.3	0.2	0.3
Depreciation and amortization	213.9	128.8	155.3	123.9	36.3	40.9	34.9	37.0	33.4
EBITDA	**$447.4**	**$401.2**	**$339.1**	**$348.6**	**$9.4**	**($35.3)**	**$22.1**	**$9.5**	**$96.6**
Paper and Packaging segment EBITDA	($157.2)	($173.6)	($221.5)	($255.1)	($26.8)	-	-	-	-
Change in fair value of CVRs	-	-	-	-	0.5	(0.2)	-	-	-
Facility closures and sales	7.1	-	-	-	3.1	-	-	-	-
Gain on Debt Repurchase	-	-	-	-	-	(6.0)	(0.0)	-	-
Litigation Gain	-	-	-	-	-	-	(4.6)	-	-
LBO - Comp and benefits adjustments	20.0	-	-	-	-	-	-	-	-
LBO - Inventory adjustments	6.9	-	-	-	-	-	-	-	-
LBO - Timberlands adjustment	(6.8)	-	-	-	-	-	-	-	-
Equity in earnings of Voyageur Panel	(6.3)	-	-	-	-	-	-	-	-
Gain on sale of equity interest in Voyageur Panel	(46.5)	-	-	-	-	-	-	-	-
Corporate Segment run rate adjustment	36.7	8.8	16.3	-	-	-	-	-	-
Adjusted EBITDA	**$301.3**	**$236.4**	**$134.0**	**$93.5**	**($13.8)**	**($41.6)**	**$17.5**	**$9.5**	**$96.6**

Note: Dollars in millions.

33

34 Segment EBITDA Reconciliations Segment EBITDA represents segment income (loss) before depreciation and amortization. Adjusted segment EBITDA represents segment EBITDA as further adjusted to exclude certain special items. The following table reconciles segment income (loss) to segment EBITDA and adjusted segment EBITDA. Note: Dollars in millions Wood Products Building Materials Distribution Year Ended December 31, 2007 2008 2009 2010 2011 2012 Segment income (loss) $23.6 ($55.1) ($77.3) ($8.1) ($15.1) $55.8 Depreciation and amortization 30.0 27.7 33.0 27.1 28.4 24.4 Segment EBITDA $53.7 ($27.4) ($44.3) $19.0 $13.3 $80.2 Facility Closures - 6.0 - - - - Litigation gain - - - (0.5) - - Adjusted EBITDA $53.7 ($21.4) ($44.3) $18.5 $13.3 $80.2 Year Ended December 31, 2007 2008 2009 20 0 20 1 2012 Segment income $51.8 $19.5 $8.0 $11.6 $2.0 $24.0 Depreciation and amortization 7.4 7.7 7.6 7.5 8.4 8.8 Segment EBITDA $59.2 $27.2 $15.5 $19.1 $10.4 $32.9 Litigation gain - - - (4.1) - - Adjusted EBITDA $59.2 $27.2 $15.5 $15.0 $10.4 $32.9